Investments - Real Estate Investments - Schedule of future minimum rentals to be received under the remaining noncancelable term of the operating leases (Details) - USD ($) $ in Thousands	Sep. 30, 2025		Dec. 31, 2024
Future minimum rentals to be received under the remaining noncancelable term of the operating leases
Remainder of 2025	$ 250,961
2026	1,014,981		$ 982,586
2027	1,005,754		981,728
2028	992,855		970,931
2029	971,951		955,216
2030	950,518		929,218
Thereafter	8,569,390		8,094,531
Total future minimum rentals	$ 13,756,410	[1]	$ 12,914,210

[1]	Excludes future minimum rentals to be received under lease contracts associated with sale-leaseback transactions accounted for as financing arrangements and sales-type financing receivables. See Loans and Financing Receivables section below.